UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☑Definitive Additional Materials

☐Soliciting Material under §240.14a-12

McDonald’s Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! McDONALD’S CORPORATION You invested in McDONALD’S CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the annual shareholders’ meeting. This is an important notice regarding the availability of proxy material(s) for the annual shareholders’ meeting to be held on May 25, 2023. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D98527-P89215-Z84565 Get informed before you vote View the Notice and Proxy Statement and the 2022 Annual Report to Shareholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to May 11, 2023. If you would like to request a paper or email copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. C/O McDONALD’S CORPORATION POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544 We encourage you to vote before the annual shareholders’ meeting. To attend the virtual meeting as a shareholder and have the ability to vote, you must pre-register by 9:00 a.m. Central Time on May 23, 2023 using the control number set forth above. Information on pre-registration can be found in the Proxy Statement. *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* May 25, 2023 9:00 a.m. Central Time www.cesonlineservices.com/mcd23_vm 2023 Annual Shareholders’ Meeting Vote by May 24, 2023 10:59 PM CT

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends D98528-P89215-Z84565 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual shareholders’ meeting. More complete proxy materials are available to you at www.ProxyVote.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of 13 Directors to serve until the Company’s 2024 Annual Shareholders’ Meeting and until their successors have been elected and qualified. 1b. Kareem Daniel 1c. Lloyd Dean 1a. Anthony Capuano 1d. Catherine Engelbert 1e. Margaret Georgiadis 1f. Enrique Hernandez, Jr. 1g. Christopher Kempczinski 1h. Richard Lenny 1i. John Mulligan 1j. Jennifer Taubert 1l. Amy Weaver 1m. Miles White 2. Advisory vote to approve executive compensation. 3. Advisory vote on the frequency of future advisory votes on executive compensation. 4. Advisory vote to ratify the appointment of Ernst & Young LLP as independent auditor for 2023. 5. Advisory Vote on Adoption of Antibiotics Policy (1 of 2). 6. Advisory Vote on Adoption of Antibiotics Policy (2 of 2). 7. Advisory Vote on Annual Report on “Communist China.” 8. Advisory Vote on Civil Rights & Returns to Merit Audit. 9. Advisory Vote on Annual Report on Lobbying Activities. 10. Advisory Vote on Annual Report on Global Political Influence. 11. Advisory Vote on Poultry Welfare Disclosure. For For For For For For For For For For For For For For For 1k. Paul Walsh Against Against Against Against Against Against Against 1 Year